UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 07, 2020 (October 02, 2020)

AppTech Corp.

(Exact name of registrant as specified in its charter)

Wyoming	65-0847995
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

 (760) 707-5959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	OTC Pink Open Market

Item 1.01 Entry into a Material Definitive Agreement

On October 02, 2020, AppTech Corp. (“AppTech”) entered into strategic partnership through a series of agreements (“Agreements”) with NEC Payments B.S.C. (c) (“NECP”). NECP offers digital banking and payment technology solutions. Through the deployment of NECP’s technologies, AppTech’s management believes it will extend its product offering to include flexible, scalable, and secure payment acceptance and issuer payment processing that supports the digitization of business and consumer financial services. Further, NECP will assist AppTech in completing the development of its text payment solution and, to do so, AppTech is licensing its patents to NECP enabling them to customize and provide best-in-class software that complements AppTech’s intellectual property.

The Agreements include:

(a)	a Subscription License & Services Agreement;
(b)	a Digital Banking Platform Operating Agreement;
(c)	a Subscription License Order Form; &
(d)	a Registration Rights Agreement.

The Agreements, among other things:

(a)	provide AppTech a license to access and use NECP’s digital banking and payment technology solutions, as identified in the Subscription License Order Form;
(b)	grant AppTech conditional exclusivity in the United States for all of NECP’s payment acceptance processing technologies contingent upon AppTech reaching transaction volume target goals;
(c)	grant NECP a license to develop software without the possibility of infringing upon AppTech’s intellectual property;
(d)	creates the parameters in which NECP shall assist AppTech in completing the development of its text payment system related to AppTech’s patents;
(e)	award NECP a fifteen percent (15%) equity stake in AppTech, on a fully diluted basis;
(f)	set revenue sharing splits between AppTech and NECP for all revenues generated from digital banking technologies licensed to AppTech.

All terms of this agreement are contingent upon AppTech receiving funding within a specific period of time, as described in the Agreements. Assuming certain contingencies are satisfied, unless terminated by one of the parties, the term of the Agreements are for five (5) years and the Agreements provide renewal terms.

Item 8.01. Other Events

On October 05, 2020, AppTech Corp. issued a press release announcing the strategic partnership with NECP, as described above and in the attached Exhibits. A copy of the press release is provided as Exhibit 99.1 and incorporated herein to this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1	Subscription License and Service Agreement dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c).
10.2	Digital Banking Platform Operating Agreement dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c).
10.3	Subscription License Order Form dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c). PURSUANT TO REG S-K ITEM 601, CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED.
10.4	Registration Rights Agreement dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c).
99.1	Press Release of AppTech Corp. dated October 05, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH CORP.

Dated: October 07, 2020	By:	/s/ Luke D’Angelo
	Name:	Luke D’Angelo
	Title:	Interim Chief Executive Officer

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